EXHIBIT 10.1

EXECUTION COPY

SECOND AMENDMENT TO

NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of August 4, 2010, is entered into among Navistar Financial Securities Corporation (the “Seller”), Navistar Financial Corporation (“Servicer”), Kitty Hawk Funding Corporation (“KHFC”), as a Conduit Purchaser, Liberty Street Funding LLC (“Liberty Street”), as a Conduit Purchaser, The Bank of Nova Scotia (“BNS”), as a Managing Agent and a Committed Purchaser, and Bank of America, National Association (“Bank of America”), as a Managing Agent, the Administrative Agent and a Committed Purchaser.

RECITALS

A. The Seller, the Servicer, KHFC, Liberty Street, BNS and Bank of America are parties to that certain Note Purchase Agreement, dated as of April 16, 2010 (as amended by the First Amendment to Note Purchase Agreement, dated as of June 21, 2010, and as further amended, supplemented or otherwise modified from time to time, the “Agreement”).

B. Pursuant to Sections 2.04 and 11.01 of the Agreement, the parties to the Agreement desire to extend the Purchase Expiration Date by amending the Agreement as hereafter set forth.

C. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendment to Agreement. By their signatures hereto, each of the parties hereto agrees that the Agreement is hereby amended as set forth in this Section 1.

(A) The definition of “Purchase Expiration Date” in Section 1.01 of the Agreement is hereby amended by deleting the date “August 24, 2010” where it appears therein and by inserting the date “August 3, 2011” in its place.

2. Representations and Warranties. The Seller hereby represents and warrants to KHFC, Liberty Street, BNS and Bank of America that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

3. Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

4. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters and (ii) satisfaction of each of the conditions precedent described in Section 2.04 of the Agreement.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures on next page]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION, as Seller

By:	/s/ M.E. Kummer
Name:	M.E. Kummer
Title:	Assistant Treasurer

NAVISTAR FINANCIAL CORPORATION, as Servicer

By:	/s/ M.E. Kummer
Name.	M.E. Kummer
Title:	Assistant Treasurer

S-1

KITTY HAWK FUNDING CORPORATION, as a Conduit Purchaser for the KHFC Purchaser Group

By:	/s/ Michael R. Newell
Name:	Michael R. Newell
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION. as a Committed Purchaser and Managing Agent for the KHFC Purchaser Group

By:	/s/ J. Matthew Zimmerman
Name:	J. Matthew Zimmerman
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ J. Matthew Zimmerman
Name:	J. Matthew Zimmerman
Title:	Vice President

S-2

THE BANK OF NOVA SCOTIA,
as a Committed Purchaser and Managing Agent for the Liberty Street Purchaser Group

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

S-3